Exhibit 10.3

MASTER LOAN AND SECURITY AGREEMENT
(IB/Fully Amortized)
The undersigned debtor, meaning all debtors jointly and severally (“Debtor”) to secure the obligations set forth herein, grants to General Electric Capital Corporation (with its successors and assigns, “Lender”) under the terms and provisions of this agreement (together with all schedules, addenda and amendments, this “Agreement”) a security interest in all property described in any Schedule A executed by Debtor and Lender (“Schedule A”) together with all present and future accessions, attachments, accessories, replacement parts, repairs and additions or substitutions thereto (collectively, the “Equipment”). Any advance under this Agreement shall be evidenced by a Schedule A and Debtor’s payment obligations shall be as set forth in such Schedule A. Each such Schedule A is a separate loan and security agreement incorporating, except as specifically agreed upon by Debtor and Lender in such Schedule A, all of the terms and provisions of this Agreement. Lender may make, or decline to make, any additional advances under this Agreement in its sole discretion and any past advances shall not be construed as an agreement to make any future advances. Any advance made pursuant to this Agreement will be an extension of credit exclusively for business or commercial purposes (excluding agricultural use) and no proceeds of any advance shall be used for any personal, family or household purpose. All payments shall be made at such place as Lender may designate in writing.
1.0 THE EQUIPMENT
1.1 Disclaimer. LENDER MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, AS TO THE QUALITY, WORKMANSHIP, DESIGN, MERCHANTABILITY, SUITABILITY, OR FITNESS OF THE EQUIPMENT FOR ANY PARTICULAR PURPOSE, OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED. Debtor’s obligations hereunder are absolute and unconditional notwithstanding the existence, location or condition of any item of Equipment or its suitability for use in Debtor’s business.
1.2 Equipment Receipt and Use. By executing a Schedule A describing any Equipment, Debtor warrants and agrees that: the proceeds of the loan and the Equipment will be used solely for business and commercial purposes; the Equipment is free from and will be kept free from all liens, claims, security interests and encumbrances other than that created hereby; Debtor will not, without Lender’s prior written consent, sell, rent, lend, encumber, pledge, transfer, secrete or otherwise dispose of any of the Equipment, nor will Debtor permit any such act; the Equipment will be maintained in good operating condition, repair and appearance, and will be used and operated with care, only by qualified personnel in the regular course of Debtor’s business; the Equipment shall remain personal property and not become part of any real property regardless of the manner of affixation; Lender may inspect the Equipment and all books and records relating to the Equipment or Debtor’s performance under this Agreement at all reasonable times and from time to time; the Equipment will be kept at Debtor’s place of business which is indicated immediately below Debtor’s signature and will not be removed from said location without the prior written consent of Lender, except that an item of Equipment may be used away from said location in the regular course of Debtor’s business provided that (a) such item is not removed from the United States (except for occasional use in Canada), and (b) if such item is not returned to said location within 30 days, Debtor will immediately upon Lender’s request and each 30 days thereafter until the item is returned report the then current location thereof to Lender in writing.
1.3 Insurance. Debtor shall at all times bear all risk of loss of, damage to or destruction of the Equipment, and shall notify Lender if any of the Equipment is lost, damaged or destroyed. Debtor agrees to maintain insurance on the Equipment for the actual cash value thereof and for the life of this Agreement, covering all risks of physical loss or damage and such other risks as Lender may require, in form and amount and with insurers chosen by Debtor and satisfactory to Lender. Debtor agrees to deliver promptly to Lender certificates or, if requested, policies of insurance satisfactory to Lender, each with a standard long-form loss-payable endorsement naming Lender or its assigns as loss-payee as their interests may appear. Each policy shall provide that Lender’s interest therein will not be invalidated by the acts, omissions or neglect of anyone other than Lender, and shall provide that coverage may not be canceled or altered by the insurer except upon 30 days prior written notice to Lender. Lender’s acceptance of policies in lesser amounts or risks will not be a waiver of Debtor’s foregoing obligation. Debtor assigns to Lender all proceeds of any physical damage insurance maintained by Debtor with respect to the Equipment and any and all returned premiums, up to the amount owing hereunder by Debtor. Debtor directs all insurers to pay such proceeds directly to Lender and authorizes Lender to endorse Debtor’s name to all remittances without the joinder of Debtor.

1.4 Compliance With Law. Debtor shall comply with all laws, rules and regulations applicable to Debtor and/or the operation of the Equipment, including without limitation, the USA PATRIOT Act and all laws, rules and regulations relating to import or export controls, anti-money laundering and terrorist financing.
2.0 SECURITY INTEREST
2.1 Security Interest. Debtor hereby grants Lender a first priority security interest in the Equipment to secure (a) payment of the principal, interest and all other amounts due under this Agreement or under any Schedule A, promissory note or other documents executed in conjunction with this Agreement and/or any such Schedule A and all other obligations of Debtor to Lender under this Agreement or such Schedules A, promissory notes or other documents, and (b) the payment and performance of all debts, liabilities and obligations of Debtor of every kind and character whether now existing or hereafter arising, to Lender or Lender’s Affiliates, whether under this Agreement or any other agreement (“Liabilities”). For the purposes of this Agreement, an “Affiliate” of any party means and includes any direct or indirect parent, subsidiary or sister entity of that party and any successor or assign of any of them. Any sums at any time owing to Debtor and in the possession of Lender or any such Affiliate shall secure the Liabilities of Debtor to Lender and any Affiliate of Lender. Upon any assignment of this Agreement by Lender, the security interests granted herein will be assigned to and inure to the benefit of such assignee and the Affiliates of such assignee. The security interests granted herein shall continue to be effective regardless of any retaking or redelivery of the Equipment to Debtor.
2.2 Perfection and Preservation of Security Interest. Debtor agrees, at its own cost and expense: to do everything necessary or desirable to perfect and preserve the security interests of Lender obtained hereunder; to extinguish or defend any action, proceeding or claim affecting the Equipment; and to pay promptly any taxes, assessments, license fees and other public or private charges when levied or assessed against the Equipment or this Agreement. Debtor authorizes Lender or any officer, employee or designee of Lender to file a financing statement describing the Equipment for itself and as representative of its Affiliates. Debtor agrees to execute and deliver to Lender, upon Lender’s request, such documents, records and assurances as Lender deems necessary or advisable to confirm or perfect the security interest in the Equipment and Lender’s rights hereunder.
2.3 Location of Debtor. (i) If Debtor is a registered organization, its state of organization is in the state set forth immediately below its signature on the last page of this Agreement and Debtor agrees that it will not change its form or state of organization without 30 days prior written notice to Lender. (ii) If Debtor is an individual, his/her principal place of residence is at the address set forth immediately below his/her signature on the last page of this Agreement and, if Debtor changes Debtor’s principal residence, Debtor will notify Lender in writing of a change in his/her principal place of residence within 30 days of such change. Debtor agrees to reimburse Lender for all costs incurred by Lender related to any such change.
3.0 ACCOUNT MANAGEMENT AND PAYMENT PROCESSING
3.1 Application of Payments. All payments made by Debtor to Lender pursuant to this Agreement may be applied by Lender, in its sole discretion, first to delinquency charges, interest and other such charges due hereunder, then to principal due hereunder, and then to any other Liabilities due and owing. Debtor waives any right it may have to direct the application of any payments made by it to Lender, and Lender may at its option offset and deduct any liability or obligation of Debtor from any or all sums owed by it to Debtor.
3.2 Debit Transactions. Lender or any other holder of this Agreement (collectively “Holder”) may but shall not be required to offer Debtor the option of paying any of Debtor’s obligations to Holder through printed or electronic checks, drafts or charges (“Debit Transactions”). Each such Debit Transaction may be orally authorized by Debtor, any representative or officer of Debtor or any other party having access to or control of the account upon which the Debit Transaction is to be charged. Debtor authorizes Holder or any officer, employee or designee of Holder to initiate Debit Transactions from Debtor’s account in the orally authorized amount plus the Holder’s then Debit Transaction Fee. This authorization may be canceled at any time by Debtor giving at least three business days’ prior written notice to Debtor’s bank and Holder. Debtor authorizes Holder to substitute a Debit Transaction for any check or other remittance submitted by Debtor in the amount of that remittance. Payment by Debit Transactions is not required by Lender nor is its use a factor in the approval of credit.
3.3 Acceptable Forms of Payment/Payment Processing. Credit to Debtor’s account may be delayed if payment is (a) not received at the address indicated on the related invoice or (b) not accompanied by Debtor’s invoice number. Preferred forms of payment include direct debit, wires, company checks and certified checks. Payment in any other form may delay processing or be returned to Debtor. Delayed credit may cause Debtor to incur a late payment fee. All credit for payments of Debtor’s account are subject to final payment by the institution on which the item of payment was drawn. Debtor hereby agrees that any payment, other than a Disputed Payment, made by Debtor by remittance and received by Lender at an address other than the address specified on the related invoice may be replaced, at the Holder’s option, by the Holder with a substitute written or electronic instrument of equal amount and presented to Debtor’s financial institution for payment from the account referenced on the remittance from Debtor.

3.4 Returned Payments. If a check, draft or other remittance sent by Debtor or a Debit Transaction authorized by Debtor is returned unpaid or rejected for any reason other than the lack of a proper endorsement by Lender, the application of such payment to Debtor’s Liabilities will be reversed and Debtor shall immediately pay Lender the amount of such returned payment, plus any delinquency charge accruing as the result of the reversal of any such payment. Debtor shall further pay Lender any amount charged to Lender by any depositary institution because of such return and an additional handling charge in the amount of $20, or if applicable law limits or restricts the amount of such reimbursement and/or handling charge, the amounts chargeable under this provision will be limited and/or restricted in accordance with applicable law.
3.5 Authorization to Share Information. Lender may receive from and disclose to any Affiliate of Lender, the seller or manufacturer of any Equipment, any guarantor of the obligations of Debtor under this Agreement (a “Guarantor”) or other party having a disclosed or undisclosed obligation related to the Liabilities or Equipment, or any potential purchaser, participant or investor in Debtor’s Liabilities or any assignee or affiliate of any of them and any credit reporting agency (collectively, the “Entity”), for any purpose, information about Debtor’s accounts, credit application and credit experience with Lender or any Entity. Debtor authorizes any Entity to release to Lender or any Affiliate of Lender any information related to Debtor’s accounts, credit experience and account information regarding Debtor. This shall be continuing authorization for all present and future disclosures of Debtor’s account information, credit application and credit experience on Debtor made by Lender, or any Entity.
3.6 Maximum Interest Rate. The parties hereto intend to comply with any applicable usury laws and, accordingly, agree that, any provisions in this Agreement to the contrary notwithstanding, this Agreement (including any Schedule A or note related hereto) shall in no event require the payment or permit the collection of interest or any amount in the nature of interest or fees (collectively “Interest Amount”) in excess of the maximum amount permitted by applicable law as now or hereafter construed by a court of competent jurisdiction. If any such excess Interest Amount is contracted for, charged or received pursuant to this Agreement, or if all of the principal balance under this Agreement shall be prepaid, so that under any of such circumstances the Interest Amount contracted for, charged or received shall exceed the maximum amount of interest permitted by applicable law as so construed, then in such event any such excess which may have been collected shall, at Lender’s option, either be credited to the unpaid principal balance of the loan as a prepayment of principal, without any prepayment fee, or refunded to Debtor, and the effective interest rate (taking into account all Interest Amounts) shall automatically be reduced to the maximum lawful rate allowed under applicable law as now or hereafter construed by a court of competent jurisdiction. Without limiting the foregoing, all calculations of the interest rate (taking into account all Interest Amounts) contracted for, charged or received with respect to this Agreement which are made for the purpose of determining whether such rate exceeds the maximum lawful rate, shall be made, to the fullest extent permitted by applicable law, by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the indebtedness, all Interest Amounts at any time contracted for, charged to or received from Debtor in connection with such indebtedness.
4.0 PERFORMANCE BY LENDER
4.1 Performance. If Debtor fails to perform any of its obligations hereunder, Lender may, but shall not be obligated to, perform the same for the account of Debtor to protect the interest of Lender or Debtor or both, at Lender’s option. Debtor shall immediately repay to Lender any amounts paid by Lender together with interest thereon at the rate payable upon acceleration of Debtor’s obligations under this Agreement. Performance by Lender will not constitute a waiver of any default by Debtor.
4.2 Power of Attorney. DEBTOR HEREBY APPOINTS LENDER OR ANY OFFICER, EMPLOYEE OR DESIGNEE OF LENDER AS DEBTOR’S ATTORNEY-IN FACT TO, IN DEBTOR’S OR LENDER’S NAME: (a) PREPARE, EXECUTE AND SUBMIT ANY NOTICE OR PROOF OF LOSS IN ORDER TO REALIZE THE BENEFITS OF ANY INSURANCE POLICY INSURING THE EQUIPMENT; (b) PREPARE, EXECUTE AND FILE ANY AGREEMENT, DOCUMENT, FINANCING STATEMENT, TITLE APPLICATION, INSTRUMENT (OR ANY OTHER WRITING OR RECORD) THAT, IN LENDER’S OPINION, IS NECESSARY TO PERFECT AND/OR GIVE PUBLIC NOTICE OF THE INTERESTS OF LENDER IN ANY EQUIPMENT; AND (c) ENDORSE DEBTOR’S NAME ON ANY REMITTANCE REPRESENTING PROCEEDS OF ANY INSURANCE RELATING TO THE EQUIPMENT OR THE PROCEEDS OF THE SALE, LEASE OR OTHER DISPOSITION OF THE EQUIPMENT (WHETHER OR NOT THE SAME IS A DEFAULT HEREUNDER). This power is coupled with an interest and is irrevocable as long as any Liabilities remain unpaid.

5.0 DEFAULT AND REMEDIES
5.1 Events of Default. Time is of the essence. An event of default shall occur if: (a) Debtor fails to pay when due any amount owed by it to Lender or any Affiliate of Lender under this Agreement (including any Schedule A or note related hereto); (b) Debtor or a Guarantor fails to pay any Liabilities when due to Lender or any Affiliate of Lender or is otherwise in default under any other document, agreement or instrument; (c) Debtor or a Guarantor defaults under the terms of any secured indebtedness or indebtedness of a material amount to any other party; (d) Debtor or a Guarantor fails to perform or observe any other term or provision to be performed or observed by it hereunder or under any other instrument or agreement furnished by Debtor or a Guarantor to, or otherwise acquired by, Lender or any Affiliate of Lender; (e) (i) Debtor or a Guarantor becomes insolvent, ceases to do business as a going concern, makes an assignment for the benefit of creditors, or takes advantage of any law for the relief of debtors, or (ii) a petition in bankruptcy or for an arrangement, reorganization, or similar relief is filed by or against Debtor or a Guarantor, or (iii) any property of Debtor or a Guarantor is attached, or a trustee or receiver is appointed for Debtor or a Guarantor or for substantial part of its property, or Debtor or a Guarantor applies for such appointment; (f) any of the Equipment is lost or destroyed, (g) there shall occur an appropriation, confiscation, retention, or seizure of control, custody or possession of any Equipment by any governmental authority, governmental agency or instrumentality (such entities, agencies and instrumentalities, collectively, “Governmental Authority”); (h) Debtor or anyone in the control, custody or possession of any Equipment is accused, alleged or charged by any Governmental Authority to have used any Equipment in connection with the commission or any crime (other than a misdemeanor moving violation); (n) there shall be a material adverse change in any of the (i) condition (financial or otherwise), business performance, prospects, operations or properties of Debtor or a Guarantor, (ii) legality, validity or enforceability of this Agreement, (iii) perfection or priority of the lien granted in favor of Lender pursuant to this Agreement, or (iv) ability of the Debtor to repay the indebtedness or perform its obligations under this Agreement; (o) rights and remedies of Lender under this Agreement are impaired; (p) there shall be a death of majority owner of Debtor or a Guarantor, or there shall be a death of the Debtor or a Guarantor, if an individual; or (q) there shall be any lien, claim or encumbrance on any of the Equipment except in favor of Lender or as otherwise granted herein.
5.2 Remedies. Upon the occurrence of an event of default, and at any time thereafter as long as the default continues, Lender may, at its option, with or without notice to Debtor (i) declare this Agreement to be in default, (ii) declare the indebtedness hereunder (including any Schedule A or note related hereto) to be immediately due and payable, (iii) declare all other debts then owing by Debtor to Lender or any Affiliate of Lender to be immediately due and payable, and (iv) exercise all of the rights and remedies of a secured party under the Uniform Commercial Code and any other applicable laws, including the right to require Debtor to assemble the Equipment and deliver it to Lender at a place to be designated by Lender and to enter any premises where the Equipment may be without judicial process and take possession thereof. Any property other than Equipment that is in or upon the Equipment at the time of repossession may be taken and held without liability. Any requirement that Lender give reasonable notice regarding the sale or other disposition of Equipment will be met if such notice is mailed to Debtor at its last known address at least ten days before such sale or other disposition. Lender may dispose of any Equipment at a public or private sale or at auction. Lender may buy at any sale and become the owner of the Equipment. Debtor agrees that Lender may bring legal proceedings to enforce the payment and performance of Debtor’s obligations hereunder in any court in the State shown in Lender’s address set forth herein, and service of process may be made upon Debtor by mailing a copy of the summons to Debtor at its address shown herein. Debtor shall also pay to Lender all expenses of retaking, holding, preparing for sale, selling and the like, including without limitation (a) the reasonable fees of any attorneys retained by Lender, and (b) all other legal expenses incurred by Lender. Debtor agrees that Debtor is liable for any deficiency remaining after any disposition of Equipment after default. Lender may sell the Equipment without giving any warranties as to the Equipment. Lender may disclaim any warranties of title, possession, quiet enjoyment, or the like. This procedure will not be considered to adversely affect the commercial reasonableness of any sale of the Equipment.
5.3 Acceleration Interest. Debtor agrees to pay Lender, upon acceleration of the above indebtedness, interest on all sums then owing hereunder at the rate of 1 1/2% per month if not prohibited by law, otherwise at the highest rate Debtor can legally obligate itself to pay or Lender can legally collect.

6.0 PREPAYMENT
6.1 Partial Prepayment. Debtor does not have the right to prepay only a portion of the balance of any Schedule A prior to maturity. (a) If there are several units subject to this Agreement and Lender requires (as a result of a casualty loss) or permits all indebtedness that relates to a specific unit to be paid in full, Lender will apply the proceeds identified as relating thereto to the balance due under this Agreement and reschedule the remaining indebtedness under this Agreement over the then remaining term. (b) If Lender receives one or more remittance(s) in an aggregate amount in excess of the amounts then due and unpaid under this Agreement (“Excess Remittances”) (other than as indicated in 6.1(a) above) at a time when any amount is past due under another agreement between Debtor and Lender, Lender may apply any portion of such excess to the payments then due or past due under the other agreement. (c) If Lender receives one or more Excess Remittances (other than as indicated in 6.1(a) or 6.1(b) above), Lender may, at its option, (x) apply the excess amount to the balance due under this Agreement in any manner selected by Lender, or (y) return such excess amount to Debtor at its last known address.
6.2 Prepayment in Full. Debtor has the right at any time, so long as Debtor is not in default hereunder, to prepay the indebtedness under this Agreement in full (but not in part) all indebtedness under one or more Schedules A selected by Debtor. For each Schedule A prepaid in full prior to the last twelve months of the term thereof (as originally scheduled or if extended, as extended), Debtor shall pay a prepayment processing fee equal to the lesser of (a) (x) 1% of the originally scheduled balance outstanding as of the date of prepayment (without giving effect to any prior prepayments) multiplied by (y) the number of full twelve-month periods remaining until the originally scheduled or later extended due date of the final installment payable thereunder as of prepayment, and (b) the maximum prepayment and/or acquisition charge allowed by applicable law. All accrued and unpaid late charges and other amounts chargeable to Debtor under the Schedule A prepaid in full and under this Agreement will be payable immediately upon such prepayment.
7.0 ASSIGNMENT AND GENERAL PROVISIONS
7.1 Chattel Paper. The only copy of this Agreement or any Schedule A that constitutes “Chattel Paper” for all purposes of the Uniform Commercial Code is the copy marked “ORIGINAL FOR GE CAPITAL” which is delivered to and held by GE Capital.
7.2 Assignment and Waiver. Neither this Agreement nor any Schedule A may not be assigned by Debtor without the prior written consent of Lender. Lender may sell, transfer or assign any or all rights under this Agreement or any Schedule A or sell participations herein without notice to, acknowledgment of, or consent from Debtor. Debtor hereby (a) consents to such assignment or participation and agrees not to assert against Lender or any such assignee or participant any claims, counterclaims, claims in recoupment, abatement, reduction, defenses, or set-offs for breach of warranty or for any other reason which Debtor could assert against Lender, any such assignee or participant or the manufacturer of the Equipment, except defenses which cannot be waived under the Uniform Commercial Code; and (b) agrees to make and/or settle any and all claims with regard to the Equipment directly and exclusively against and with the manufacturer. Debtor agrees that no assignee or participant will have any obligations or liabilities under this Agreement or such Schedule A to Debtor or to any other person by reason of any assignment or participation. Debtor hereby waives any right of set-off Debtor may now or hereafter have against Lender or any assignee of or participant in this Agreement or such Schedule A. Upon Lender’s assignment of Lender’s entire interest in this Agreement or any Schedule A, Lender shall be relieved, from and after the date of such assignment, of any liability for the performance of any obligation of Lender contained in this Agreement or such Schedule A or any document executed in conjunction with this Agreement.
7.3 General. (a) Waiver of any default shall not be a waiver of any other default. (b) All of Lender’s rights are cumulative and not alternative. (c) No waiver or change in this Agreement (including any Schedule A or note related hereto) shall bind Lender unless in writing signed by one of its authorized representatives. (d) Any provision hereof contrary to, prohibited by or invalid under applicable laws or regulations shall be inapplicable and deemed omitted herefrom, but shall not invalidate the remaining provisions hereof. (e) Debtor authorizes Lender to correct patent errors herein and to make changes to this Agreement or to any related schedule that benefit Debtor. In addition, if the funding amount Debtor requests Lender to disburse exceeds the principal portion of the Total Amount (as defined in any Schedule A) due to changes in calculation of taxes, configuration of the Equipment or other factors affecting the cost of the Equipment, and if such an increase is within the limits of Lender’s credit approval, Debtor authorizes Lender, upon written notice to Debtor, to increase the principal portion of the Total Amount by not more than fifteen percent and adjust the installment amounts payable under the Schedule A accordingly. (f) Any captions to the provisions of this Agreement are for convenience only and do not limit or affect the application or interpretation of this Agreement. (g) All of the terms and provisions of this Agreement shall apply to and be binding upon Debtor and its heirs, personal representatives, successors and assigns and shall inure to the benefit of Lender and its successors and assigns. (h) The acceptance by Lender of any remittance from a party other than Debtor shall in no way constitute Lender’s consent to the transfer of any of the Equipment to such party. (i) Debtor represents and warrants that there is no material pending or threatened investigation by any governmental authority, litigation or other legal proceeding. (j) So long as any of the Liabilities remains unpaid or unperformed, Debtor will provide Lender with such financial information as Lender may reasonably request, including copies of Debtor’s financial statements within 30 days of the end of each of Debtor’s fiscal quarters and within 90 days after the end of each of Debtor’s fiscal years. Such financial statements shall be prepared in accordance with GAAP and on the same basis (reviewed, audited, etc.) as Debtor’s financial statements are currently prepared unless advised by Lender otherwise, at which time Debtor will comply with Lender’s request. Debtor represents and warrants that all financial statements delivered will present fairly the financial condition and results of operations and cash flows of the Debtor as of the dates thereof and for the periods then ended. (k) Lender may pay fees to or receive fees from the seller or manufacturer of the Equipment, a broker, or other third party in connection with this Agreement. Such fees may affect the rate, terms and Debtor’s total cost hereunder. (l) Debtor hereby agrees to indemnify, defend and hold harmless Lender and its Affiliates and respective principals, directors, officers, employees, representatives, agents and third-party advisors from and against any and all losses, disputes, claims, expenses (including, without limitation, legal expenses), damages and liabilities of whatsoever kind and nature arising out of, in connection with, or relating to the Equipment, this Agreement or any other document related hereto. If allowed by law, the legal expenses shall include the amount of any flat fee, retainer, contingent fee or the hourly charges of any attorney retained by Lender in enforcing any of Lender’s rights hereunder or in the prosecution or defense of any litigation related to this Agreement or the transactions contemplated by this Agreement. This indemnification shall survive the termination or expiration of this Agreement.
7.4 Additional Covenants and Oral Agreement. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
7.5 Waiver of Trial By Jury. LENDER AND DEBTOR HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION RELATING TO THIS AGREEMENT. LENDER AND DEBTOR HEREBY, FOR THEMSELVES, THEIR SUCCESSORS AND ASSIGNS, WAIVE ANY RIGHT TO SUE FOR OR COLLECT FROM THE OTHER PARTY ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES OF ANY CHARACTER AS A RESULT OF OR RELATING TO THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR THE ENFORCEMENT BY EITHER PARTY OF ITS RIGHTS UNDER THIS AGREEMENT EXCEPT TO THE EXTENT THAT ANY SUCH DAMAGES ARE PROVEN TO BE THE DIRECT RESULT OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE OTHER PARTY.
7.6 Governing Law/ Choice of Venue. Anything in this Agreement to the contrary notwithstanding, the transaction contemplated by this Agreement shall be deemed approved and entered into within the State of Texas and all credit or other financial accommodations extended by Lender under this Agreement shall be deemed extended from and subject to the laws of the State of Texas (without regard to the conflicts of law principles of such State) regardless of the location of Debtor or any of the Equipment. Any legal action or proceeding with respect to this Agreement or the transactions contemplated by this Agreement shall be brought exclusively in the federal or state courts located in the State of Texas, and Debtor accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts; provided, however, that nothing in this Agreement shall limit or restrict the right of Lender to commence any proceeding in the federal or state courts located in the state in which the Equipment is located to the extent Lender deems such proceeding necessary or advisable to exercise remedies available under this Agreement or to commence legal proceedings or otherwise proceed against Debtor in any other jurisdiction. Lender and Debtor hereby irrevocably waive any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens that any of them may now or hereafter have to the bringing of any such action or proceeding in such jurisdictions.
7.7 Execution and Delivery of Agreement. This Agreement and any Schedule A will be created and evidenced as follows: (i) we, Lender, will deliver to you, Debtor (at the e-mail, facsimile or business address you provide to us) an electronic (e-mail or facsimile) or paper version of each document to be signed by you, including this Agreement and any schedules, exhibits or related documents (each, a “Document”); (ii) you will print (if applicable) and manually sign the signature page and initial the provisions (if the Document includes provisions requiring your initials) of each such Document and deliver to us by facsimile or other means the signed Documents; (iii) we will manually sign each signature page of the Documents so delivered by you (if the Document requires our signature); and (iv) we will attach each fully signed signature page to a printed paper copy of the applicable Document. By so signing and transmitting a Document to us, you confirm your intent to sign such Document and accept its terms. You acknowledge that we are relying upon your promise that you have not modified the Document sent to you for signature. We both intend that each Document produced by this process which contains Lender’s original manual signature shall be for all purposes (including perfection of security interests and admissibility of evidence) the sole original authenticated Document. We will retain each original authenticated Document (as described in the preceding sentence), which will be conclusively presumed to be identical to the version signed by you.

7.8 Delinquency. For each installment under a Schedule A not paid when due, Debtor agrees to pay Lender a delinquency charge calculated on the amount of such installment at the rate of 1 1/2% per month for the period of the delinquency, or, at Lender’s option, 5% of such installment, provided that such a delinquency charge is not prohibited by law, otherwise at the highest rate that Debtor can legally obligate itself to pay and/or Lender can legally collect.
7.9 Payments. All amounts payable under this Agreement are payable at Lender’s address shown below or at such other address as Lender may specify from time to time in writing. All written communication concerning disputed amounts, including any check or other payment instrument that (i) indicates that the written payment constitutes “payment in full” or is tendered as full satisfaction of a disputed amount or (ii) is tendered with other conditions or limitations must be mailed or delivered to us at the address for billing inquiries shown on the invoice or statement and not to the payment address.
7.10 Capital Markets. DEBTOR HEREBY ACKNOWLEDGES AND AGREES THAT ANY ENTITY THAT IS AN AFFILIATE, OR SUBSIDIARY OF GENERAL ELECTRIC CAPITAL CORPORATION (“GECC”) OR ANY OTHER PARTY MAY FROM TIME TO TIME DIRECTLY ENTER INTO AND EXECUTE (AS THE NAMED LENDER): (I) ANY SCHEDULE A OR OTHER AGREEMENT INCORPORATING THE TERMS OF THIS AGREEMENT BY REFERENCE (AN “OTHER AGREEMENT”); AND (II) ANY OTHER DOCUMENTS RELATING TO SUCH OTHER AGREEMENT. IN EACH SUCH SITUATION, THE LENDER UNDER THE SEPARATE INSTRUMENT OF AGREEMENT RESULTING FROM SUCH OTHER AGREEMENT SHALL BE THE OTHER LENDER DIRECTLY ENTERING INTO AND EXECUTING SUCH OTHER AGREEMENT OR (AS THE CASE MAY BE) ANY SUCCESSOR OR ASSIGN OF SUCH ENTITY, AND SUCH OTHER LENDER SHALL HAVE ALL OF THE RIGHTS OF THE LENDER UNDER THIS AGREEMENT. ANY SUCCESSOR OR ASSIGN OF SUCH ENTITY MAY APPOINT AGENTS (INCLUDING GECC) TO ACT ON ITS BEHALF.

IMPORTANT INFORMATION ABOUT ESTABLISHING A RELATIONSHIP WITH GE CAPITAL
To help the United States Government fight terrorism and money laundering, Federal law requires us to obtain, verify, and record information that identifies each person or business that opens an account or establishes a relationship. What this means for you: when you open an account or establish a relationship, we will ask for your name, street address, date of birth, and identification number, such as a social security number or taxpayer identification number. For businesses, we will ask for the business name, street address and tax identification number. Federal law requires us to obtain this information. We may also ask to see your driver’s license or other identifying documents that will allow us to identify you. We appreciate your cooperation.

Dated: August 12, 2011

General Electric Capital
Corporation
By: /s/ Maria Nejeschleba
Title: Authorized Representative

300 E. Carpenter Freeway
Irving, TX 75062
(City, State and Zip Code)

Debtor(s) hereby acknowledge(s) receipt of an exact copy of this contract. Debtor: Choice Environmental Services, Inc.
          By: /s/ Thomas Aucamp
          Title: EVP
State of Organization:
Date of Birth:
                     (individual or sole proprietor)

                     (street address)

                     ,
                     (City, State and Zip Code)
Co-Debtor:
By:
Title:
State of Organization:
Date of Birth:
                     (individual or sole proprietor)

                     (street address)

                     Billing/Invoice Address (if
                     different from above, please
                     complete):

Information. We may also ask to see your driver’s license or other identifying documents that will allow us to identify you. We appreciate your cooperation.

SCHEDULE A
TO MASTER LOAN AND SECURITY AGREEMENT
This Schedule A is attached to and incorporated in that certain Master Loan and Security Agreement dated                       (“Agreement”) between (“Debtor”) and General Electric Capital Corporation (“Lender”).
1. Equipment Description:
YEAR MAKE      MODEL DESCRIPTION VIN

When not in use, the Equipment will be kept at:

2. Payment Schedule: Debtor promises to pay Lender Principal plus Interest (the ”Total Amount”) of $           in                       installments as follows:
(a) $                                  on                                  and a like sum on the like date of each month thereafter until fully paid.
(b) In irregular installments as follows:

provided, however, that the final installment will be in the amount of the then remaining unpaid balance plus any and all other accrued and unpaid sums due hereunder. All amounts payable under the Agreement are payable as and where provided herein and in the Agreement.
The Total Amount is calculated based on the assumption that all payments will be received when due and based on an interest rate of           % per annum based on a 360-day year of twelve 30-day months. The cost of credit, which includes interest and the administrative fee of $                     is calculated based on an interest rate of                     % per annum based on a 360-day year of twelve 30-day months. Late payments may affect the actual Total Amount payable due to increased payment of delinquency charges and / or accrued interest.

3. Use of Proceeds: Lender is hereby irrevocably authorized and directed to disburse the proceeds of this Schedule A as follows:
AMOUNT PAYEE (Name and Address)
$
$
$
Lender may disburse the proceeds using checks, drafts, orders, transfer funds, or any other method or media Lender deems desirable. Disbursement may be made in Lender’s name on Debtor’s behalf or in Debtor’s name. Disbursements in accordance with the above instructions or any written supplement to these instructions will constitute payment and delivery to and receipt by Debtor of all such proceeds.
4. Delivery and Acceptance of Equipment
(Check Appropriate Provision)
Debtor’s obligations and liabilities to Lender are absolute and unconditional under all circumstances and regardless of any failure of operation or Debtor’s loss of possession of any item of Equipment or the cessation or interruption of Debtor’s business for any reason whatsoever.
     On                      , the Equipment being purchased with the proceeds of this Schedule A was delivered to Debtor with all installation and other work necessary for the proper use of the Equipment completed at a location agreed upon by Debtor; the Equipment was inspected by Debtor and found to be in satisfactory condition in all respects and delivery was unconditionally accepted by Debtor.
     The Equipment being purchased with the proceeds of this Schedule A has not yet been delivered to or accepted by Debtor and, upon delivery, Debtor agrees to execute such delivery and acceptance certificate as Lender requires.
     All of the Equipment was acquired by Debtor prior to the date hereof and was previously delivered to and unconditionally accepted by Debtor.
5. Governing Law. THIS SCHEDULE A IS GOVERNED BY THE LAWS OF THE STATE OF TEXAS (WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES OF SUCH STATE), BUT ONLY TO THE EXTENT SUCH LAW IS NOT PREEMPTED BY FEDERAL LAW OR REGULATION.
Dated:
LENDER: General Electric Capital Corporation DEBTOR:
By:                                         By:
Title:                                    Title: